SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for Use of the Commissioner only (as permitted by Rule 14a-6(e)(2).

☒    Definitive proxy statement

☐    Definitive additional materials

☐    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

AEGON/Transamerica Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AEGON/TRANSAMERICA SERIES FUND, INC.

IMPORTANT INFORMATION FOR SHAREHOLDERS OF TRANSAMERICA MONEY MARKET (formerly, J.P. Morgan Money Market) TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.	FOR WHAT PROPOSAL AM I BEING ASKED TO PROVIDE INSTRUCTIONS?
A.
Shareholders are being asked to approve a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisers, Inc. (“ATFA”) and Transamerica Investment Management, LLC (“TIM”) on behalf of Transamerica Money Market (the “Portfolio”).

Q.	WHY AM I BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT ON BEHALF OF THE PORTFOLIO?
A.
On December 10, 2001, the Board voted, subject to shareholder approval, to merge Transamerica Variable Insurance Fund, Inc.’s (“TVIF”) Money Market portfolio with the J.P. Morgan Money Market portfolio of AEGON/Transamerica Series Fund, Inc. (“ATSF”). The merger was approved by the TVIF shareholders on April 17, 2002. The Board then selected TIM to serve as sub-adviser to the Portfolio, on an interim basis, to be effective at the close of business on April 30, 2002. On May 1, 2002, ATFA entered into an interim sub-advisory agreement with TIM, for a period not to exceed 150 days, or until approval by shareholders, of the new sub-advisory agreement. Effective May 1, 2002, the Portfolio was renamed Transamerica Money Market. The Investment Advisory Agreement will reflect a reduction of advisory fees from 0.40% of the Portfolio’s average daily net assets to 0.35% of the Portfolio’s average daily net assets. The Investment Adviser will then pay TIM 0.15% of the Portfolio’s average daily net assets. This reduction became effective on May 1, 2002.

Q.	HOW MANY VOTES DO YOU NEED TO APPROVE THIS PROPOSAL?
A.	We need the affirmative vote of a majority of the Portfolio’s outstanding voting securities, as defined by the Investment Company Act of 1940.

Q.	WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?
A.
If we do not receive sufficient votes to hold the meeting, we, or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to provide your voting instructions. Contractowners should review the proxy materials carefully and submit their voting instructions to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 10:00 a.m. on September 24, 2002, the meeting may be adjourned to permit further solicitation of voting instructions.

Q.	FOR HOW MANY VOTES AM I ENTITLED TO PROVIDE INSTRUCTIONS?
A.
Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Occidental Life Insurance Company (“TOLIC”) and AUSA Life Insurance Company (“AUSA”) are the owners of all of the shares of the Portfolio. You are the owners of variable life insurance policies, variable annuity contracts or certain qualified plans (“Contracts”) administered by one of the entities that invest in the Portfolio (“Contractowners”). The shareholders will vote the proposal according to the instructions received from Contractowners. The number of shares in the Portfolio for which you may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a contract will be calculated by dividing the amount of the Contract’s cash value (or Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $1.00. Fractional shares will be counted.

Q.	HOW DO I VOTE MY SHARES?
A.
You can submit you voting instructions by completing and signing the enclosed Voting Instruction Form, and mailing it in the enclosed, postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to submit your vote, please call Customer Service at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time.

You may also submit your instructions via the Internet, by telephone or by facsimile by following the enclosed instructions. If you provide instructions by one of these methods, please DO NOT mail your Voting Instruction Form unless you later decide to change your instructions.

Q.	HOW DO I SIGN THE VOTING INSTRUCTION FORM?
A.	INDIVIDUAL ACCOUNTS: Contractowners should sign exactly as their names appear on the account registration shown on the card.

JOINT	ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as “Jane Doe, Trustee”; or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

Q.	WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
A.	Call your Customer Service Representative at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE PORTFOLIO.   PLEASE READ IT CAREFULLY!

AEGON/TRANSAMERICA SERIES FUND, INC.
TRANSAMERICA MONEY MARKET
(FORMERLY, J.P. MORGAN MONEY MARKET)
570 CARILLON PARKWAY
ST. PETERSBURG, FLORIDA 33716
1- 800-851-9777

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Transamerica Money Market (formerly, J.P. Morgan Money Market) (the “Portfolio”) of AEGON/Transamerica Series Fund, Inc. (the “Fund”).

Notice is hereby given that a Special Meeting of Shareholders of the Portfolio will be held on September 24, 2002, at 570 Carillon Parkway, St. Petersburg, FL 33716, beginning at 10:00 a.m., Eastern Time, or as adjourned from time-to-time (the “Special Meeting”). At the Special Meeting, shareholders of the Portfolio will be called upon to consider the following:

1.
A proposal to approve a new sub-advisory agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management, LLC with respect to the Portfolio as set forth in the accompanying proxy statement; and

2.	To conduct such other business as may properly come before the Special Meeting and any adjournments thereof.

The Board of Directors of the Fund has fixed the close of business on June 26, 2002 as the record date for the determination of shareholders of the Portfolio that are entitled to notice of, and to vote at, the Special Meeting.

By Order of the Board of Directors of AEGON/Transamerica Series Fund, Inc.

John K. Carter, Esq.
Secretary

July 26, 2002

Your instructions are very important regardless of the number of votes you hold. Contractowners who do not expect to attend the Special Meeting are requested to complete, sign, date and return the accompanying Voting Instruction Form in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the Voting Instruction Form are set forth in the enclosed materials. For your convenience, you may instead vote by telephone, via the Internet, or by facsimile, by following the enclosed instructions. Whether or not you plan to attend the Special Meeting, please return the enclosed Voting Instruction Form promptly, or vote via the Internet, by telephone, or by facsimile. If you vote via the Internet, by telephone, or facsimile, please do not return your Voting Instruction Form unless you later decide to change your vote.

AEGON/TRANSAMERICA SERIES FUND, INC.
TRANSAMERICA MONEY MARKET
(FORMERLY, J.P. MORGAN MONEY MARKET)
570 CARILLON PARKWAY
ST. PETERSBURG, FLORIDA 33716
1-800-851-9777

SPECIAL MEETING OF SHAREHOLDERS
September 24, 2002

PROXY STATEMENT DATED JULY 26, 2002

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AEGON/Transamerica Series Fund, Inc. (the “Fund”) with respect to the proposal set forth in the accompanying notice. This Proxy Statement is circulated on behalf of Transamerica Money Market (the “Portfolio”) (formerly, J.P. Morgan Money Market) of the Fund for use at a special meeting of shareholders of the Portfolio to be held at 10:00 a.m. Eastern Time on September 24, 2002, at 570 Carillon Parkway, St. Petersburg, FL 33716, or as adjourned from time-to-time (the “Special Meeting”). A notice of the Special Meeting and a Voting Instruction Form accompany this Proxy Statement. This Proxy Statement and the accompanying notice and Voting Instruction Form(s) are first being mailed on or about July 26, 2002.

In addition to solicitations of voting instructions by mail, beginning on or about July 26, 2002, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc. (“ATFA” or “Investment Adviser”), the Portfolio’s investment adviser; AEGON/Transamerica Fund Services, Inc. (“ATFS”), the Fund’s transfer agent and administrator; ALAMO Direct (“ALAMO”), a private proxy processing and solicitation firm; or other representatives of the Fund. The costs for the services of ALAMO are estimated to be approximately $31,000. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne by the Investment Adviser.

INTRODUCTION

The Board called this Special Meeting to allow shareholders to consider and vote on the approval of a new sub-advisory agreement between ATFA and Transamerica Investment Management, LLC (“TIM”), an affiliate of the Fund and ATFA. Please read the entire Proxy Statement to determine how this proposal will affect the Portfolio before submitting your Voting Instruction Form.

The Fund

The Fund is a Maryland corporation organized as a diversified, open-end management investment company with multiple investment portfolios. Shares of the Fund are registered under the Securities Act of 1933 (“1933 Act”), and the Fund itself is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with the Securities and Exchange Commission (“SEC”). ATFA, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement dated January 1, 1997, as amended (the “Investment Advisory Agreement”). ATFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of the Investment Adviser and the Fund, serves as transfer agent and administrator for the Fund. AFSG Securities Corporation, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002, an affiliate of the Investment Adviser and the Fund, serves as principal underwriter for the Fund.

Shares of the Fund are currently sold only to Western Reserve Life Assurance Co. of Ohio (“WRL”), AUSA Life Insurance Company (“AUSA”), Transamerica Occidental Life Insurance Company (“TOLIC”), Transamerica Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Life Insurance and Annuity Company to fund benefits under certain individual flexible premium variable life insurance policies and certain individual and group variable annuity contracts (collectively, the “Contracts”). Shares of this Portfolio are only sold to WRL, AUSA and TOLIC.

PROPOSAL NO. 1:	TO APPROVE A PROPOSED SUB-ADVISORY AGREEMENT WITH RESPECT TO THE PORTFOLIO

Introduction

Under the Investment Advisory Agreement, ATFA is responsible for providing investment management and supervision services to the Portfolio. In this capacity, ATFA selects and contracts with sub-advisers for investment services for the Portfolio, reviews the sub-advisers’ activities, and performs other managerial functions for the Portfolio.

Prior to April 30, 2002, J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) served as sub-adviser to the Portfolio pursuant to an agreement between ATFA and J.P. Morgan (the “J.P. Morgan Sub-Advisory Agreement”). The Board made this decision as a result of the merger of Transamerica Variable Insurance Fund, Inc.’s (“TVIF”) Money Market portfolio with the Fund’s J.P. Morgan Money Market portfolio. Prior to that merger, TIM served as sub-adviser to the TVIF
Money Market portfolio. Once that merger was approved by TVIF shareholders, the Board then selected TIM to serve as the Portfolio’s sub-adviser, effective May 1, 2002, under the terms of an interim sub-advisory agreement, for a period of up to

150 days or until shareholder approval of a new sub-advisory agreement between ATFA and TIM (the “Proposed Sub-Advisory Agreement”). Also, effective on May 1, 2002, the Portfolio was renamed Transamerica Money Market.

TIM currently serves as sub-adviser to the Portfolio under the terms of an interim sub-advisory agreement dated May 1, 2002. The terms of the interim sub-advisory agreement are substantially similar to the terms of the J.P. Morgan Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement between ATFA and TIM, except the interim agreement will terminate on the earlier to occur of shareholder approval of the Proposed Sub-Advisory Agreement or 150 days from execution of the interim agreement.

The shareholders of the Portfolio are asked to approve the Proposed Sub-Advisory Agreement between the Investment Adviser and TIM with respect to the Portfolio. A form of the Proposed Sub-Advisory Agreement is attached as Exhibit 1 and qualifies in its entirety the summary description set forth in the Proxy Statement. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms of the J.P. Morgan Sub-Advisory Agreement except: (1) the date of effectiveness will be the date of obtaining shareholder approval; (2) the initial term of the agreement will terminate on April 30, 2004; (3) TIM will share 50% of the amount waived or reimbursed by the Investment Adviser pursuant to any expense limitation applicable to the Portfolio or the amount of any reimbursement made by the Investment Adviser to the Portfolio; and (4) certain non-material stylistic and clarifying changes.

ATFA will continue to serve as investment adviser to the Portfolio under the Investment Advisory Agreement, as amended.

Affiliated Brokerage

The Portfolio did not pay any affiliated brokerage fees for the fiscal year ended December 31, 2001.

Investment Adviser

ATFA currently serves as the investment adviser to each portfolio of the Fund. ATFA also serves as investment adviser to IDEX Mutual Funds, Transamerica Occidental Fund B, Transamerica Income Shares, Inc. and Transamerica Index Funds, Inc., all affiliates of the Fund. ATFA is a direct, wholly-owned subsidiary of WRL, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, which is a wholly-owned subsidiary of First AUSA Life Insurance Company, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002 is a stock life insurance company, which is wholly-owned by AEGON USA, Inc. (“AEGON USA”). AEGON USA, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002, is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-

owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly-traded international insurance group.

ATFA is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and has served as the investment adviser to the Portfolio since January 1, 1997.

Investment Advisory Agreement

Subject to the supervision and direction of the Fund’s Board, ATFA is generally responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies. Pursuant to the Investment Advisory Agreement, the Investment Adviser expressly has the responsibility to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time-to-time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of the Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolio as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. The Investment Adviser pays all expenses incurred in connection with the performance of its responsibilities. The Portfolio pays all expenses incurred in its operations, including general administrative expenses, accounting fees, legal fees and investment advisory fees.

At its meeting on December 10, 2001, the Fund’s Board approved a resolution, effective May 1, 2002, that reduced the annual compensation paid to the Investment Adviser pursuant to the Investment Advisory Agreement from an annual rate of 0.40% of the Portfolio’s average daily net assets to 0.35% of average daily net assets of the Portfolio.

Under its terms, the Investment Advisory Agreement, as it applies to the Portfolio, will continue in effect until April 30, 2003, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the “Disinterested Directors”) of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either a majority of the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The Investment Advisory Agreement may be terminated with respect to the Portfolio at any time by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio, in each case, without penalty on sixty (60) days’ written notice to the Fund. It will automatically terminate in the event of its assignment. The Investment Advisory

Agreement may be materially amended with respect to the Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

The terms of the Investment Advisory Agreement were last approved by the Board, including by vote of a majority of its Disinterested Directors cast in person, at a meeting called for such purpose and held on March 18, 2002, and were approved by the vote of a majority of the outstanding voting securities of the Portfolio at a special meeting of shareholders held on December 16, 1996.

Approval of the Proposed Sub-Advisory Agreement by shareholders will have no effect on the Investment Advisory Agreement between the Investment Adviser and the Fund with respect to the Portfolio.

Information Concerning TIM

TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, was formed on December 1, 1999. TIM is controlled by Transamerica Investment Services, Inc. (“TIS”), which is owned by Transamerica Corporation, which is also owned by AEGON N.V. TIS and Transamerica Corporation are also located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. TIM, the Fund, the Investment Adviser, the Fund’s transfer agent and administrator, and the Fund’s principal underwriter are affiliates.

TIM provides investment management and related services to other mutual funds, and individual, corporate and retirement accounts. Exhibit 2 sets forth information regarding mutual funds advised by TIM that have an investment objective that is similar to that of the Portfolio; the table identifies and sets forth the size of such fund as of December 31, 2001, along with the management fee expressed as a percentage of average daily net assets for the fund. TIM receives the fees in exchange for providing investment services.

Certain information concerning the principal executive officer and managers of TIM has been detailed in Exhibit 3. Unless otherwise indicated, the principal business of each of these individuals is 1150 South Olive Street, Suite 2700, Los Angeles, California 90015.

Proposed Sub-Advisory Agreement

The Proposed Sub-Advisory Agreement requires TIM to provide, subject to the supervision of the Investment Adviser and the Board, a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolio, in accordance with the Portfolio’s investment objective, policies, and restrictions. TIM will determine from time to time what securities and other investments will be purchased, retained, or sold by the Portfolio and will place orders pursuant to its investment determinations. For its services, TIM will be paid compensation by the Investment Adviser at the annual rate of 0.15% of the Portfolio’s average daily net assets. TIM will bear all of its expenses in connection with performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. TIM will also be responsible for selecting the broker-dealers who execute the Portfolio’s securities transactions.

The Proposed Sub-Advisory Agreement contains essentially the same terms and conditions as the J.P. Morgan Sub-Advisory Agreement, with the following exceptions:

(1)	The date of effectiveness of the Proposed Sub-Advisory Agreement will be the date of obtaining shareholder approval.

(2)	The initial term of the Proposed Sub-Advisory Agreement will end on April 30, 2004.

(3)
Under the Proposed Sub-Advisory Agreement, compensation payable by the Investment Adviser to TIM will be a monthly investment management fee equal to (i) an annual rate of 0.15% of the Portfolio’s average daily net assets, less (ii) 50% of the amount waived or reimbursed by the Investment Adviser pursuant to any expense limitation applicable to the Portfolio or the amount of any other reimbursement made by the Investment Adviser to the Portfolio. Under the J.P. Morgan Sub-Advisory Agreement, J.P. Morgan was paid compensation equal to an annual rate of 0.15% of the Portfolio’s average daily net assets, but J.P. Morgan did not share in reimbursements to the Portfolio. By virtue of TIM’s agreement to share in fee waivers and/or expense reimbursements, ATFA may be deemed to have a material interest in the approval of the Proposed Sub-Advisory Agreement.

(4)	The Proposed Sub-Advisory Agreement reflects non-material stylistic and clarifying changes.

The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by the Investment Adviser upon sixty days’ written notice to TIM and the Fund; by TIM upon sixty days’ written notice to the Investment Adviser and the Fund; or by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty days’ written notice to TIM.

The Proposed Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TIM will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.

The Directors’ Recommendation

In determining whether to approve the Proposed Sub-Advisory Agreement and to recommend its approval to Contractowners, the Board, including the Disinterested Directors, requested information, provided by ATFA and TIM, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

Prior to, and at a meeting of the Board on December 10, 2001, the Board, including the Disinterested Directors, reviewed information regarding the Proposed Sub-Advisory Agreement. The Board also reviewed comparative information with respect to sub-advisory fees and total expenses paid by other comparable investment companies over a range of asset sizes, and information with respect to recent developments and trends with respect to mutual funds with similar investment objectives and policies.

In evaluating the Proposed Sub-Advisory Agreement, the Board considered the following, as well as other relevant factors: (1) the substantial similarity between the Proposed Sub-Advisory Agreement and the J.P. Morgan Sub-Advisory Agreement; (2) the fact that, pursuant to the terms of the Proposed Sub-Advisory Agreement, TIM would share the costs of expense reimbursements made to the Portfolio by the Investment Adviser; (3) the reputation, expertise and resources of TIM and its affiliates in the domestic financial market; (4) the prior performance of the Portfolio under J.P. Morgan’s management; (5) the fees proposed to be paid to TIM; (6) the costs and profitability of the Sub-Advisory Agreement to TIM; (7) the level and quality of investment advisory and supervision services expected to be provided by TIM; and (8) the affiliation between TIM, the Fund and the Investment Adviser.

The Board approved the Proposed Sub-Advisory Agreement on the basis of the following considerations, among others:

•
The sub-advisory fees payable to TIM are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of TIM’s relationship with the Portfolio, and the comparability of the proposed fee to fees paid by comparable management investment companies;

•	The Proposed Sub-Advisory Agreement was substantially similar to the predecessor agreement and would not increase Portfolio expenses;

•
The nature, quality and extent of the investment sub-advisory services expected to be provided by TIM, in light of the reputation, expertise and resources of TIM and the historic performance of accounts advised by TIM;

•	TIM’s representations regarding its staffing and capabilities to manage the Portfolio, including the retention of personnel with significant portfolio management experience;

•	TIM’s entrepreneurial commitment to the management and success of the Portfolio, which could entail a substantial commitment of resources to the successful operation of the Portfolio; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of TIM.

Based upon the Board’s review and evaluation of the information presented, and in consideration of all factors the Board deemed relevant to their deliberations, the Board determined that the Proposed Sub-Advisory Agreement is fair, reasonable and in the best interest of the Portfolio and its shareholders. Accordingly, the Board, including the Disinterested Directors, unanimously approved the terms of the Proposed Sub-Advisory Agreement and determined to submit the Proposed Sub-Advisory Agreement for consideration by Contractowners. The Board also determined that there was no conflict of interest as a result of the affiliation between TIM, the Fund and the Investment Adviser.

The Board recommends that you vote “FOR” the Proposed Sub-Advisory Agreement.

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

To become effective, the Proposed Sub-Advisory Agreement must be approved by a “vote of a majority of the outstanding securities” of the Portfolio, as defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present at the Special Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

If the Proposed Sub-Advisory Agreement is not approved by Contractowners of the Portfolio, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Portfolio and its shareholders.

CONTRACTOWNERS’ RIGHT TO INSTRUCT SHAREHOLDERS

WRL, AUSA and TOLIC own all of the shares of the Portfolio entitled to vote on the proposal, and, as such, have the right to vote upon certain matters that are required to be approved or ratified by the shareholders and to vote upon any other matters that may be voted upon at a shareholders’ meeting.

Each of WRL, TOLIC and AUSA will vote its shares of the Portfolio for the Contractowners. The Fund has agreed to solicit voting instructions from

Contractowners, upon which instructions, WRL, TOLIC and AUSA, respectively, will vote the shares of the Portfolio at the Special Meeting. The number of shares in the Portfolio for which a Contractowner may give instructions is determined by dividing the amount of the Contract’s cash value (or the Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $1.00. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote.

The Board has fixed the close of business on June 26, 2002, as the record date (the “Record Date”) for the determination of Portfolio shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, the Fund had outstanding 495,766,394.860 shares of the Portfolio (representing a cash value of $495,766,394.86.)

To the knowledge of the Fund, as of June 26, 2002, no Contractowner has the right to instruct WRL, TOLIC or AUSA with respect to 5% or more of the shares of the Portfolio. However, the proportionate voting policy may result in certain Contractowners’ instructions affecting the vote of 5% or more of total outstanding shares. These particular Contractowners and the percentage of votes that their instructions may affect will depend upon which Contractowners provide instructions and which Contractowners do not. To the knowledge of the Fund, as of June 26, 2002, the officers and Directors beneficially owned less than 1% of the outstanding shares of the Portfolio.

VOTING INSTRUCTIONS

Interests in the Contracts for which no timely instructions are received will be voted in the same proportion as the instructions that are received from other Contractowners. WRL, AUSA and TOLIC will also vote any shares in separate accounts that they own, and which are not attributable to Contracts, in the same proportion as determined for Contractowners. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote.

If the enclosed Voting Instruction Form(s) is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the Voting Instruction Form will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the Voting Instruction Form, the shares will be voted FOR the matters listed in the accompanying notice. Any Contractowner that has submitted his or her Voting Instruction Form has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and submitting a new Voting Instruction Form, or by submitting a letter of revocation or a later-dated Voting Instruction Form to the Fund at the above address prior to the date of the Special Meeting. However, attendance at the Special Meeting, by itself, will not revoke previously tendered voting instructions. Abstentions (Voting

Instruction Forms that are properly executed and returned, and are accompanied by instructions to withhold authority to vote) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but not being cast, will have no effect on the outcome of matters.

In order that your instructions may be represented at the Special Meeting, you are requested to submit your instructions by mail, the Internet, or by telephone or facsimile.

To Vote by Mail:

•	Indicate your instructions on the enclosed Voting Instruction Form;

•	Date and sign the Voting Instruction Form;

•	Mail the Voting Instruction Form promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

•	Allow sufficient time for the Voting Instruction Form to be received on or before 10:00 a.m. Eastern Time, September 24, 2002.

To vote instead via the Internet, by telephone or by facsimile, please follow the enclosed instructions. Please do not mail your Voting Instruction Form if you provide your voting instructions by one of these methods unless you later decide to change your vote (prior to the Special Meeting).

CONTRACTOWNER PROPOSALS

As a general matter, the Fund does not hold annual meetings of shareholders. Contractowners wishing to submit proposals for inclusion in a proxy statement, or for submission to shareholders for a subsequent shareholders’ meeting, should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716. Such proposals must be submitted within a reasonable time prior to the solicitation. The timely submission of a proposal does not guarantee its inclusion in a proxy statement. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Persons named as proxies for any subsequent shareholders’ meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund will furnish, without charge, and within three business days of such request, a copy of its most recent annual report, and any subsequent semi-annual report, to Contractowners upon request. Any such request should be directed to the Fund by calling, toll free (800) 851-9777, or by writing to the Fund at P.O. Box 5068, Clearwater, Florida 33758-5068.

OTHER BUSINESS

Management knows of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolio.

By Order of the Board of Directors,

AEGON/Transamerica Series Fund, Inc.
St. Petersburg, Florida

Exhibit 1: Proposed Sub-Advisory Agreement
Exhibit 2: Information regarding Similar Funds Managed by TIM.
Exhibit 3: Information regarding Principal Executive Officer and Managers of TIM.

Exhibit 1

PROPOSED SUB-ADVISORY AGREEMENT

BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
TRANSAMERICA INVESTMENT MANAGEMENT, LLC

SUB-ADVISORY AGREEMENT, made as of              between AEGON/Transamerica Fund Advisers, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC (“Sub-Adviser”), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. (“Fund”), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended (“Advisory Agreement”), with the Fund;

WHEREAS, the Fund is authorized to issue shares of Transamerica Money Market (the “Portfolio”), a separate series of the Fund;

WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.	Appointment.

Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of the Sub-Adviser.

A.	Investment Sub-Advisory Services. Subject to the supervision of the Fund’s Board of Directors (“Board”) and the Investment Adviser, the Sub-Adviser

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shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio’s investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)
place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

B.	Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

(1)
furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

(2)
cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

C.
Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectus, Advisory Agreement and Sub Advisory Agreement as each may be amended or supplemented.

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3.	Compensation.

For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4.	Duties of the Investment Adviser.

A.
The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

B.
The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The Fund’s Prospectus (as defined above); and

(2)	The Advisory and Sub Advisory Agreements.

The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

C.
During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

EX1-3

5.	Brokerage.

A.
The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.
On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

C.
In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

6.	Ownership of Records.

The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender

EX1-4

promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

7.	Reports.

The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

8.	Services to Other Clients.

Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.	Sub-Adviser’s Use of the Services of Others.

The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

10.	Representations of Sub-Adviser.

The Sub-Adviser represents, warrants, and agrees as follows:

A.
The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this

EX1-5

Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B.
The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

C.
The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

11.	Term of Agreement.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

EX1-6

12.	Notices.

Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

If to the Fund:

AEGON/Transamerica Series Fund, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter, Esq.
Telephone: (727) 299-1824
Fax: (727) 299-1641

If to the Investment Adviser:

AEGON/Transamerica Fund Advisers, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter, Esq.
Telephone: (727) 299-1824
Fax: (727) 299-1641

If to the Sub-Adviser:

Transamerica Investment Management, LLC
1150 South Olive Street, Suite 2700
Los Angeles, CA 90015
Attn: Compliance
Telephone: (213) 742-4184

13.	Termination of Agreement.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order–Release No. 23379–under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days’ prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days’ prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

14.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against

EX1-7

which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio’s outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

15.	Miscellaneous.

A.
Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.
Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.
Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.
Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

E.
Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

EX1-8

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:		By:
Name:	Gayle A. Morden	Name:	John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		TRANSAMERICA INVESTMENT MANAGEMENT, LLC

By:		By:
Name:		Name:
Title:		Title:

EX1-9

SUB-ADVISORY AGREEMENT

SCHEDULE A

PORTFOLIO	SUB-ADVISER COMPENSATION	TERMINATION DATE
Transamerica Money Market	0.15% of the Portfolio’s average daily net assets	April 30, 2004

EX1-10

Exhibit 2

Name of TIM Fund with Similar Investment Objective	Net Assets as of December 31, 2001	Annual Management Fee Rate

Transamerica Premier Cash Reserve Fund (series of Transamerica Investors, Inc.)	$74,536,045.96	0.35% (before waivers & reimbursements)

EX2-1

Exhibit 3

Principal Executive Officer and Managers of TIM:

Name and Position with TIM	Principal Occupation
John C. Riazzi	Chief Executive Officer and Manager
Gary U. Rolle	President and Manager
Jeffrey S. Van Harte	Senior Vice President and Manager
John R. Kenney*(1)	Manager
Patrick S. Baird	Manager
Brian C. Scott**(2)	Manager
Larry N. Norman***(2)	Manager

*	Mr. Kenney is also Chairman and Director of the Fund.
**	Mr. Scott is also President and Chief Executive Officer of the Fund.
***	Mr. Norman is also Director of the Fund.
(1)	The principal business address is P.O. Box 5068, Clearwater, FL 33758-5068.
(2)	The principal business address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

EX3-1

VOTING INSTRUCTION FORM

AEGON/TRANSAMERICA SERIES FUND, INC. (The “Fund”)

Transamerica Money Market (The “Portfolio”)
Voting Instructions Solicited on Behalf of the Board of Directors for a Special Meeting of the Shareholders of the Portfolio
September 24, 2002

I, hereby instruct [INSURANCE COMPANY] to vote the shares of the Portfolio for which I am entitled to provide instructions at the Special Meeting of Shareholders of the Portfolio to be held on September 24, 2002 at 10:00 a.m., at 570 Carillon Parkway, St. Petersburg, FL 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated July 26, 2002, receipt of which is hereby acknowledged:

VOTE VIA THE INTERNET:       www.proxyvote.com
VOTE VIA THE TELEPHONE:    1-888-288-9541
VOTE VIA FACSIMILE:               1-888-796-9932

OR:

Please mark boxes in blue or black ink.

Proposal 1.	To Approve the Proposed Sub-Advisory Agreement With Respect to the Transamerica Money Market Portfolio of the Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

This instruction may be revoked at any time prior the Special Meeting by executing a subsequent instruction form, by providing your instructions via the Internet, telephone or facsimile, by notifying the Secretary of the Fund in writing or by voting in person at the Special Meeting.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. This instruction will be voted as specified. If no specification is made, this instruction will be “FOR” the proposal.

Contractowner Signature	Date

Sign, Date and Return the Voting Instruction Form Promptly Using the Enclosed Envelope.
Signature should be exactly as name or names appear on this Voting Instructions Form. If the individual signing this form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual’s signature must be followed by his full title.

1